BUSINESS COMBINATION	12 Months Ended
Dec. 31, 2022
Business Combination [Abstract]
BUSINESS COMBINATION [Text Block]

4. BUSINESS COMBINATION

On February 23, 2023, the Company completed a plan of arrangement pursuant to a business combination agreement with Decarbonization Plus Acquisition Corporation IV ("DCRD"), an affiliate of the Company's controlling shareholder, Riverstone, and certain other parties and their respective shareholders. Pursuant to the plan of arrangement, DCRD amalgamated with a wholly owned subsidiary of the Company which was incorporated for the purpose of effecting the business combination to form Hammerhead Energy Inc. ("HEI"). Also pursuant to the plan of arrangement, Hammerhead Resources Inc. amalgamated with a wholly owned subsidiary of DCRD incorporated to effect the business combination to form Hammerhead Resources ULC, a wholly owned subsidiary of HEI.  The transaction is considered a business combination under common control, and is accounted for under IFRS 2 Share Based Payment as it does not meet the definition of a business comination under IFRS 3 Business Combinations.

HEI's common shares and warrants are publicly traded on the Nasdaq Stock Market LLC (“Nasdaq”) under the symbols “HHRS” and “HHRSW”, respectively and the Toronto Stock Exchange (“TSX”) under the symbols “HHRS” and “HHRS.WT,” respectively.

As a result of the combination, the Company's common shares, preferred shares, and 2020 warrants have been exercised if applicable, and converted to Class A common shares of HEI. The 2013 warrants were settled for a cash payment of $0.028 per warrant. The limited recourse loans of $5.8 million were terminated. HEI issued a combined total of 90,778,275 common shares and 28,549,991 warrants to the shareholders of Hammerhead and DCRD.

Transaction costs incurred directly by the Company for the year ended December 31, 2022 in connection with the transaction were $19.1 million.